SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JUNE 12, 2001



                             YOUNG INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)



                                    MISSOURI
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                 (State or other jurisdiction of incorporation)



              000-23213                              43-1718931
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       (Commission File Number)        (I.R.S. Employer Identification Number)



13705 SHORELINE COURT EAST, EARTH CITY, MO             63045
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(Address of principal executive offices)            (Zip Code)



                                 (314) 344-0010
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         Young Innovations, Inc. ("Young") through its wholly-owned subsidiary Young Colorado, LLC acquired substantially all of the assets of the Biotrol, Inc. and Challenge Products, Inc., each of which were wholly-owned subsidiaries of Pro-Dex, Inc. (collectively, the "Assets") on June 12, 2001. Young paid approximately $9.0 million to acquire the Assets.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements and information:  N/A

         (b)      Exhibits:

                  99 Press Release dated June 13, 2001 announcing the closing of the purchase of Biotrol and Challenge from Pro-Dex, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    YOUNG INNOVATIONS, INC.


                                    By:      /s/ Arthur L. Herbst, Jr.
                                       -----------------------------------------
                                            Arthur L. Herbst, Jr.
                                            Executive Vice President Strategic
                                            Planning and Chief Financial Officer

Dated:  June 20, 2001